UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2024

Turnstone Biologics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41747	83-2909368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9310 Athena Circle, Suite 300

La Jolla, California 92037

(Address of principal executive offices)

Registrant’s telephone number, including area code: (347) 897-5988

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TSBX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On October 9, 2024, the Board of Directors (the “Board”) of Turnstone Biologics Corp. (“Turnstone” or “Company”) approved a strategic prioritization of Turnstone’s pipeline, as well as a workforce reduction of approximately 60% and changes to its leadership team, to focus resources on the continued advancement of Turnstone’s Phase 1 program, TIDAL-01. The workforce reduction was communicated to the impacted employees on October 10, 2024.

All employees affected by the workforce reduction will be eligible to receive, among other things, severance payments and outplacement services for a specified time period post-termination. Each affected employee’s eligibility for severance benefits is contingent upon such employee’s execution of an effective separation agreement, which includes a general release of claims against Turnstone.

Turnstone anticipates a one-time severance-related charge associated with the workforce reduction to be approximately $2.3 million, which represents cash expenditures related to employee severance and notice period payments, benefits and related costs that Turnstone expects to incur in connection with the workforce reduction. Turnstone expects that the execution of the workforce reduction will be complete by the end of the fourth quarter of 2024 and that the majority of the cash payments related to the restructuring will be substantially complete by the end of the fourth quarter 2024. The estimates of the charges and cash expenditures that Turnstone expects to incur in connection with the workforce reduction, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, Turnstone may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the workforce reduction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Executives

On October 9, 2024 (the “Notification Date”) Venkat Ramanan, Ph.D. tendered his resignations as Turnstone’s Chief Financial Officer, effective as of October 25, 2024. Following October 25, 2024, Dr. Ramanan shall be an advisor to the Company. Turnstone intends to enter into a separation and consulting arrangement with Dr. Ramanan.

Vijay Chiruvolu, Ph.D., Turnstone’s Interim Chief Technology Officer will have completed his term of service with Turnstone as Turnstone’s Interim Chief Technology Officer as of November 1, 2024, following which, Dr. Chiruvolu shall act as a strategic advisor to the Company. Turnstone intends to enter into separation and advisory agreement with Dr. Chiruvolu effective November 1, 2024.

On the Notification Date, Michael Burgess, MBChB, Ph.D. informed the Board of his intent to retire and tendered his resignation as the Company’s Interim Chief Medical Officer, effective as of November 1, 2024 (the “Burgess Retirement”). Following the Burgess Retirement, Dr. Burgess shall continue to serve as a non-employee director of the Company. Turnstone shall pay amounts owed and payable to Dr. Burgess under the terms of his employment agreement through and including December 31, 2024, following which Dr. Burgess shall be entitled to compensation under the Company’s Non-Employee Director Compensation Policy previously adopted by the Board and filed as Exhibit 10.5 on the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2024.

Appointment of Chief Operating Officer

On October 9, 2024, the Board promoted Saryah Azmat, the Company’s Chief Business Officer, to the Company’s Chief Operating Officer and Corporate Secretary, effective as of October 11, 2024. Ms. Azmat has served as the Company’s Chief Business Officer since February 2021. Previously, Ms. Azmat served as the Company’s Senior Vice President, Business Development and Corporate Strategy from November 2019 to January 2021. Prior to joining Turnstone, Ms. Azmat served in various roles at Bristol-Myers Squibb (NYSE: BMY), a biopharmaceutical company, including as Business Development Director, Business Development Manager, Business Development Associate Director, and Business Development Associate from February 2014 to October 2019. Ms. Azmat has a B.A. in engineering sciences and a B.E. in biomedical engineering from Dartmouth College.

Principal Financial and Accounting Officer

On October 9, 2024, the Board appointed Ms. Wendy Worcester, the Company’s Vice President, Finance, the Company’s Principal Financial and Accounting Officer, effective as of the October 25, 2024. From July 2018 to April 2020, from Ms. Worcester served as the Chief Financial Officer of Gateway Genomics, LLC, a biotechnology company developing fetal and infant DNA technology. Since 2007, Ms. Worcester has served as the Managing Director of WJW Consulting, a fractional and advisory chief financial officer services company. Ms. Worcester received a B.S. in Business with an accounting emphasis from the University of Southern California.

In connection with Ms. Worcester’s appointment, the Board approved an increase to her annual base salary to $330,000. Ms. Worcester is also expected to enter into an indemnification agreement with the Company in the form previously approved by the Board and filed with the SEC as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 22, 2024.

Item 7.01	Regulation FD Disclosure.

On October 11, 2024, the Company issued a press release related to the strategic prioritization and workforce reduction. The full text of the Company’s press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this press release include, but are not limited to, statements related to the results of the workforce reduction, any estimated charges associated with the workforce reduction and expectations regarding any cost savings resulting from the workforce reduction. All statements, other than statements of historical fact, contained in this press release, including statements regarding future events, future financial performance, business strategy and plans, and objectives for future operations, are forward-looking statements and can be identifies by terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would,” or the negative of these terms or other comparable terminology. These statements are based on the current plans, objectives, estimates, expectations and intentions, beliefs and assumptions of our management team, and on information currently available to such management team and are not guarantees of future performance and inherently involve numerous risks and uncertainties, many of which are beyond Turnstone’s control. We undertake no obligation to update or revise publicly any of the forward-looking statements after the date hereof to conform the statements to actual results or changed expectations except as required by law. The reader is cautioned not to place undue reliance on forward-looking statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: impediments to the Company’s ability to execute the workforce reduction as currently contemplated, the actual charges associated with the workforce reduction being higher than anticipated or changes to the assumptions on which the estimated charges associated with the workforce reduction are based, the Company’s ability to achieve projected cost savings in connection with the workforce reduction, unintended consequences from the workforce reduction that impact the Company’s business, macroeconomic conditions and the effects of global health concerns and geopolitical conflicts; Turnstone’s ability to initiate and execute clinical trials on the anticipated timelines, if at all; the potential for results from clinical trials to differ from preclinical, early clinical, preliminary or expected results; the significant uncertainty associated with Turnstone’s product candidates ever receiving any regulatory approvals; Turnstone’s ability to obtain, maintain or protect intellectual property rights related to its product candidates; the sufficiency of Turnstone’s capital resources and need for additional capital to achieve its goals; and other risks, including those described under the heading “Risk Factors” in Turnstone’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents Turnstone has filed, or will file, with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 11, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turnstone Biologics Corp.

Date: October 11, 2024	By:	/s/ Sammy Farah
President and Chief Executive Officer